OMB APPROVAL
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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-5399

The New America High Income Fund, Inc
(Exact name of registrant as specified in charter)

33 Broad Street Boston, MA			02109
(Address of principal executive offices)			(Zip code)

Ellen E. Terry, 33 Broad St., Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-263-6400

Date of fiscal year end:	12/31

Date of reporting period:	1/1/17 - 6/30/17

Form N-CSR is to be used by management investment companies to file  reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its  regulatory, disclosure review, inspection, and policymaking roles.

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Item 1.           Report to Stockholders

  August 10, 2017

Dear Shareholder,

We are pleased to report to our shareholders on the results of The New America High Income Fund (the "Fund") for the six months ended June 30, 2017. The Fund's net asset value (the "NAV") was $10.27 as of June 30th. The market price for the Fund's shares ended the period at $9.48, representing a market price discount of 7.7%. During the six-month period ended June 30, 2017, the Fund paid regular dividends of $.06 per share in each month other than January, in addition to a special dividend of $.0975 per share. For this period, the annualized regular dividend yield (excluding the special dividend) on a share of common stock purchased at the year-end 2016 price of $9.26 was 7.8%.

As of June 30th, the Fund had $91 million of borrowing through its credit facility (the "Facility") with the Bank of Nova Scotia, unchanged from borrowings at year-end. Amounts borrowed under the Facility bear interest at an adjustable rate based on a margin above LIBOR. The interest rate on the Facility at the end of the period was 2.13%, an attractive spread relative to the 6.79% market value-weighted average current yield on the Fund's portfolio on June 30th. The spread between the rate the Fund is paying on the borrowing and the market value-weighted average current yield on the portfolio has narrowed. One year ago, the Fund was paying 1.35% on its borrowings compared with the market value-weighted average current yield on the portfolio of 7.18%, for a spread of 5.83 percentage points. At the end of the current period, the spread had narrowed to 4.66 percentage points. The Fund's leverage contributed to approximately 21% of the net income earned in the first half of 2017, compared to 25% of the net income in the first half of 2016.

Bond market investors continue to follow closely the Federal Reserve's (the "Fed") statements regarding the timing and magnitude of increases in interest rates. Following two increases in the federal funds rate this year, short term interest rates such as LIBOR have increased, although rates on new issue high yield bonds have not. As more fully discussed below by the Fund's investment advisor, high yield bond valuations remain high and yields are below historical levels.

We remind shareholders that there is no certainty that the dividend will remain at the current level. The dividend can be affected by portfolio results, the cost and amount of leverage, market conditions, the extent to which the portfolio is fully invested and operating expenses, among other factors. Leverage magnifies the effect of price movements on the net asset value. The Fund's leverage has increased the Fund's total return in the recent period of positive high yield market performance. Of course the opposite would be true in an unfavorable high yield market.

Interest rate risk is one of the risks faced by the Fund's shareholders. However, bonds of different quality and varying maturities react differently to changing rates. Duration is a measure of the sensitivity of a bond's price to a change in rates. Duration takes into account a bond's maturity and coupon. A relatively short maturity shortens duration as does a relatively high coupon. A short bond duration indicates less price sensitivity to changes in interest rates. High yield bonds have relatively lower durations compared to investment grade bonds, resulting in less price volatility in changing rate environments, although high yield bonds are more sensitive to credit risk than investment grade bonds, resulting in greater price volatility in changing economic conditions. It is also noteworthy that a change in Fed policy to higher interest rates indicates confidence in the strength of the U.S. economy. In general, a stable to improving economy is beneficial to high yield companies.

	Total Returns for the Periods Ending June 30, 2017
	1 Year	3 Years Cumulative
New America High Income Fund (Stock Price and Dividends)*	20.20%	23.31%
New America High Income Fund (NAV and Dividends)*	17.81%	21.37%
Credit Suisse High Yield Index	13.02%	13.22%

Sources: Credit Suisse and The New America High Income Fund, Inc.

Past performance is no guarantee of future results. Total return assumes the reinvestment of dividends.

The Credit Suisse High Yield Index is an unmanaged index. Unlike the Fund, the index has no trading activity, expenses or leverage.

*  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Because the Fund's shares may trade at either a discount or premium to the Fund's net asset value per share, returns based upon the stock price and dividends will tend to differ from those derived from the underlying change in net asset value and dividends.

Commentary by T. Rowe Price Associates, Inc.
Market Review

High yield bonds posted positive results in the first six months of the calendar year despite political tensions and oil price volatility that at times weighed on the market. The continuation of the Trump-enthusiasm trade was evident as the year began. However, the administration faced opposition to several policy changes from both sides of the aisle. The Fed announced two 25-basis-point increases in the federal funds target rate range during the first half of the year, with the first in March and the second in June. Fed officials maintained their outlook for one more rate hike in 2017 and also outlined their plans to begin unwinding the central bank's $4.5 trillion balance sheet, a legacy of its massive purchases of Treasury bonds and mortgage-backed securities in the aftermath of the 2008 financial crisis. Despite the moves by the central bank, longer-term Treasury interest rates declined over the last six months—thus flattening the yield curve—as inflation remained low, economic growth was lackluster, and new fiscal stimulus measures failed to materialize.

Trading in bonds of energy and commodity-related industries was volatile throughout the period as the market absorbed sometimes-conflicting reports about levels of oil inventories. Disappointment that OPEC did not deepen its production cuts as part of the agreement to curtail output for an additional nine months also contributed to energy sector weakness. In the second quarter, CCC-rated bonds underperformed higher qualities for the first quarter since March of 2016. Based on the Credit Suisse High Yield Index (the "Index"), spreads tightened by 44 basis points over the first six months to end the period at 428 basis points. This compares to the historical monthly average of 580 basis points, going back more than 30 years.

Year-to-date high yield issuance has increased compared with the first six months of 2016. However, the majority of new issue volume has been used to refinance existing debt, decreasing companies' cost of capital and extending maturities. Mutual fund flows into the high yield bond market have been negative for the first half of the year. Default activity decreased quarter-over-quarter and is significantly lower than 3.6% at year-end 2016. The J.P. Morgan par-weighted default rate ended June at 1.5%. The steep decline year-to-date is due to $34.8 billion of debt—largely confined to commodity-related sectors—rolling off the first six months of 2016 compared with only $9.5 billion of debt rolling off during the 12-month period ended June 30, 2017.

Portfolio Review

Credits within the larger media and telecom sectors have represented top issuer positions in the portfolio for several years and have continued to generate steady returns through the first half of the calendar year. The Fund's positioning within the media/telecom sector—credit selection and an overweight allocation—was the top contributor for the six month period. The investment team remains constructive on cable operators due to the subscription based nature of the business, attractive margins, stable cash flow and moderate growth prospects. Within the context of the overall high yield market, relative value of the industry on a risk-adjusted basis remains attractive as we expect most operators to exhibit stable credit profiles over the intermediate-term.

In June crude oil entered a bear market, generally defined as a decline of over 20% from recent highs, before recovering some losses near the end of the month. Non-OPEC oil productivity continues to ramp up, largely driven by rising North American oil production. The production cost curve is declining rapidly because of new shale technology in the U.S. These factors have renewed the thesis at T. Rowe Price that oil prices could decline further based on oversupply. Within the energy industry, we have reduced risk this year. The investment team trimmed names in the oil services and offshore driller segments and low quality E&P (exploration and production) credits that are more susceptible to lower commodity prices. Proceeds were redeployed into higher quality BB-rated E&Ps and midstream issuers. BB-rated E&Ps are trading at attractive yield spreads compared to their 3-, 5- and 10-year averages relative to the high yield market excluding energy.

Credit selection within the food industry was the top detractor from the portfolio's performance, driven by Agrokor, a Croatian retailer that produces, distributes and sells food products throughout the Balkans. Speculation of a capital injection from a Russian bank and Croatian government involvement in the company plagued the credit throughout the first quarter. Pricewaterhouse Coopers was appointed to audit Agrokor's financial statements due to concerns that there were errors in prior financial reports. The Fund's modest position was eliminated at a loss during the period.

The investment team has modestly upgraded the portfolio by rotating out of lower quality bonds into BB and B- rated securities. Moreover, the majority of the Fund's CCC-rated bonds are more conservatively positioned, evidenced by the lower yield on the portfolio's CCC-rated issues relative to the Index. We believe that many of the Fund's lower quality bonds are mis-rated by the rating agencies and "single B-rated bonds in disguise" poised for credit improvements.

Outlook

High yield bond valuations appear rich based on current spread and yield levels relative to historical averages as reflected in today's elevated bond prices. Returns in segments that led 2016 market performance—commodity-related industries and lower quality bonds—subsided towards the end of the period, and we saw broader gains across multiple sectors. Moreover, high yield bond and stock market results have been strong in the aftermath of the U.S. elections last November. Enthusiasm tied to the new administration has been clearly priced into asset prices, despite there being relatively little progress toward fiscal stimulus and difficulty implementing other campaign platform policies. Beyond the U.S., global elections throughout this year and central bank policy changes also bring a considerable level of uncertainty. Economic and credit cycles—already extended—could stretch further.

High yield bonds are well positioned from a yield and duration perspective relative to many alternative fixed income sectors. A relatively low duration profile and higher income of the asset class are attractive in this environment. Steady economic growth and favorable U.S. employment trends are supportive to high yield issuers, which are typically more sensitive to macroeconomic factors. Solid corporate fundamentals based on strong earnings and ready access to capital mean that the default rate may remain low. While our credit analysts struggle to find value across the high yield market, idiosyncratic opportunities do exist, particularly related to M&A developments or amid pockets of market volatility.

As always, we aim to deliver high current income while seeking to contain volatility inherent in this market. Our team maintains a commitment to credit research and risk-conscious investing that has led to favorable returns for our high yield clients over various market cycles.

Sincerely,

Ellen E. Terry President The New America High Income Fund, Inc.	Mark Vaselkiv Vice President T. Rowe Price Associates, Inc.

Past performance is no guarantee of future results. The views expressed in this update are as of the date of this letter. These views and any portfolio holdings discussed in the update are subject to change at any time based on market or other conditions. The Fund and T. Rowe Price Associates, Inc. disclaim any duty to update these views, which may not be relied upon as investment advice. In addition, references to specific companies' securities should not be regarded as investment recommendations or indicative of the Fund's portfolio as a whole.

The New America High Income Fund, Inc.

Industry Summary June 30, 2017 (Unaudited)	As a Percent of Total Investments*
Energy	14.18%
Cable Operators	11.79%
Financial	7.80%
Health Care	6.61%
Metals & Mining	6.31%
Wireless Communications	5.54%
Information Technology	5.18%
Services	4.87%
Gaming	3.94%
Utilities	3.70%
Broadcasting	2.88%
Container	2.82%
Chemicals	2.66%
Other Telecommunications	2.57%
Food/Tobacco	2.00%
Satellites	1.96%
Aerospace & Defense	1.71%
Entertainment & Leisure	1.50%
Automotive	1.41%
Building & Real Estate	1.37%
Consumer Products	1.27%
Manufacturing	1.20%
Restaurants	1.14%
Retail	0.97%
Building Products	0.84%
Forest Products	0.69%
Airlines	0.61%
Supermarkets	0.50%
Real Estate Investment Trust Securities	0.29%
Transportation	0.24%
Publishing	0.23%
Short-Term Investments	1.22%
Total Investments	100.00%

*  Percentages do not match the industry percentages in the Schedule of Investments because due to the Fund's leverage total investments exceed net assets by 1.37 times.

Moody's Investors Service Ratings (1) June 30, 2017 (Unaudited)	As a Percent of Total Investments
Short-Term Investments P-1	1.22%
Baa3	0.70%
Ba1	4.77%
Ba2	6.18%
Ba3	14.94%
Total Ba	25.89%
B1	14.67%
B2	14.14%
B3	20.04%
Total B	48.85%
Caa1	12.13%
Caa2	5.18%
Total Caa	17.31%
Ca	0.14%
Unrated	4.00%
Equity	1.89%
Total Investments	100.00%

(1)  SOURCE: Moody's Investors Service, Inc. This table compiles the ratings assigned by Moody's to the Fund's holdings.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2017 (Unaudited) (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — 132.22% (d)(f)
Aerospace & Defense — 2.34%
$3,075	Bombardier, Inc., Senior Notes, 8.75%, 12/1/21 (g)	B3	$3,413
425	Huntington Ingalls Industries, Senior Notes, 5%, 11/15/25 (g)	Ba2	453
1,570	Standard Aero Aviation Holdings Inc., Senior Notes, 10%, 07/15/23 (g)	Caa2	1,739
			5,605
Airlines — .83%
1,100	American Airlines Group, Senior Notes, 5.50%, 10/01/19 (g)	B1	1,158
113	American Airlines Group, Senior Notes, 5.625%, 07/15/22 (g)	(e)	118
111	United Airlines, Senior Notes, 4.625%, 03/03/24	(e)	115
575	United Continental Holdings, Inc., Senior Notes, 6.375%, 06/01/18	Ba3	596
			1,987
Automotive — 1.92%
325	Allison Transmission, Inc., Senior Notes, 5%, 10/01/24 (g)	Ba3	332
1,680	American Axle and Manufacturing, Inc., Senior Notes, 6.25%, 04/01/25 (g)	B2	1,636
220	Aston Martin Capital Holdings, Senior Notes, 6.50%, 04/15/22 (g)	B3	229
350	Group 1 Automotive, Inc., Senior Notes, 5%, 06/01/22	Ba2	354
275	Group 1 Automotive, Inc., Senior Notes, 5.25%, 12/15/23 (g)	Ba2	275
525	Sonic Automotive, Inc., Senior Subordinated Notes, 5%, 05/15/23	B2	501
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$525	Sonic Automotive, Inc., Senior Subordinated Notes, 6.125%, 03/15/27 (g)	B2	$520
725	TI Group Auto Systems, L.L.C., Senior Notes, 8.75%, 07/15/23 (g)	Caa1	766
			4,613
Broadcasting — 3.93%
1,075	AMC Networks, Inc., Senior Notes, 4.75%, 12/15/22	Ba3	1,107
600	Clear Channel Worldwide Holdings, Inc., Senior Notes, 6.50%, 11/15/22	B2	617
375	iHeart Communications, Inc., Senior Notes, 9%, 12/15/19	Caa1	294
475	Lin Television Corporation, Senior Notes, 5.875%, 11/15/22	B3	499
925	MDC Partners, Inc., Senior Notes, 6.50%, 05/01/24 (g)	B3	923
650	Nexstar Broadcasting, Inc., Senior Notes, 5.625%, 08/01/24 (g)	B3	656
725	Outfront Media Capital LLC, Senior Notes, 5.25%, 02/15/22	B1	752
250	Outfront Media Capital LLC, Senior Notes, 5.625%, 02/15/24	B1	262
275	E.W. Scripps Company, Senior Notes, 5.125%, 05/15/25 (g)	Ba2	284
250	Sinclair Television Group, Inc., Senior Notes, 5.875%, 03/15/26 (g)	B1	256
305	Sirius XM Radio, Inc., Senior Notes, 5%, 08/01/27 (g)	Ba3	307
800	Sirius XM Radio, Inc., Senior Notes, 6%, 07/15/24 (g)	Ba3	850
700	Townsquare Media, Inc., Senior Notes, 6.50%, 04/01/23 (g)	B3	705
735	Tribune Media Company, Senior Notes, 5.875%, 07/15/22	B3	770

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2017 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$500	Univision Communications, Inc., Senior Notes, 5.125%, 05/15/23 (g)	B2	$503
550	Univision Communications, Inc., Senior Notes, 5.125%, 02/15/25 (g)	B2	544
100	Univision Communications, Inc., Senior Notes, 6.75%, 09/15/22 (g)	B2	104
			9,433
Building & Real Estate — 1.71%
310	AV Homes, Inc., Senior Notes, 6.625%, 05/15/22 (g)	B3	318
525	Greystar Real Estate Partners, LLC, Senior Notes, 8.25%, 12/01/22 (g)	B2	566
1,360	Howard Hughes Corporation, Senior Notes, 5.375%, 03/15/25 (g)	Ba3	1,390
350	Shea Homes Limited Partnership, Senior Notes, 5.875%, 04/01/23 (g)	B2	359
425	Taylor Morrison Communities, Inc., Senior Notes, 5.875%, 04/15/23 (g)	B1	454
310	William Lyon Homes, Inc., Senior Notes, 5.875%, 01/31/25	B3	319
675	William Lyon Homes, Inc., Senior Notes, 7%, 08/15/22	B3	701
			4,107
Building Products — 1.15%
250	ABC Supply Company, Inc., Senior Notes, 5.75%, 12/15/23 (g)	B3	264
550	LSF9 Balta Issuer, S.A. , Senior Notes, 7.75%, 09/15/22 (EUR)	B1	683
275	Masonite International Corporation, Senior Notes, 5.625%, 03/15/23 (g)	Ba3	287
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$415	Reliance Intermediate Holdings L.P., Senior Notes, 6.50%, 04/01/23 (g)	B1	$448
750	RSI Home Products, Inc., Senior Notes, 6.50%, 03/15/23 (g)	B1	787
290	Summit Materials LLC, Senior Notes, 5.125%, 06/01/25 (g)	B3	299
			2,768
Cable Operators — 15.73%
375	Altice Financing S.A., Senior Notes, 6.625%, 02/15/23 (g)	B1	397
2,005	Altice Financing S.A., Senior Notes, 7.50%, 05/15/26 (g)	B1	2,226
2,100	Altice Financing S.A., Senior Notes, 8.125%, 01/15/24 (g)	B3	2,271
3,685	Altice Luxembourg S.A., Senior Notes, 7.625%, 02/15/25 (g)	B3	4,035
335	Altice Luxembourg S.A., Senior Notes, 7.75%, 05/15/22 (g)	B3	356
240	Block Communications, Inc., Senior Notes, 6.875%, 02/15/25 (g)	Ba3	257
300	Cable One, Inc., Senior Notes, 5.75%, 06/15/22 (g)	B2	315
1,290	CCO Holdings, LLC, Senior Notes, 5.50%, 05/01/26 (g)	B1	1,364
555	CCO Holdings, LLC, Senior Notes, 5.75%, 01/15/24	B1	583
1,325	CCO Holdings, LLC, Senior Notes, 5.875%, 04/01/24 (g)	B1	1,413
1,593	Cequel Communications Holdings I, LLC, Senior Notes, 6.375%, 09/15/20 (g)	Caa1	1,629
1,600	Cequel Communications Holdings I, LLC, Senior Notes, 7.75%, 07/15/25 (g)	Caa1	1,772
800	CSC Holdings, LLC, Senior Notes, 6.625%, 10/15/25 (g)	Ba1	879
2,030	CSC Holdings, LLC, Senior Notes, 10.125%, 01/15/23 (g)	B2	2,352
4,450	CSC Holdings, LLC, Senior Notes, 10.875%, 10/15/25 (g)	B2	5,346

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2017 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$310	Dish DBS Corporation, Senior Notes, 5.875%, 07/15/22	Ba3	$333
1,125	Dish DBS Corporation, Senior Notes, 6.75%, 06/01/21	Ba3	1,247
1,300	Dish DBS Corporation, Senior Notes, 7.75%, 07/01/26	Ba3	1,539
360	Netflix, Inc., Senior Notes, 5.75%, 03/01/24	B1	393
680	SFR Group S.A., Senior Notes, 7.375%, 05/01/26 (g)	B1	735
900	Unitymedia Hessen GmbH & Company, Senior Notes, 5%, 01/15/25 (g)	Ba3	941
1,975	Unitymedia Kabel BW GmbH, Senior Notes, 6.125%, 01/15/25 (g)	B3	2,118
950	UPCB Finance IV Ltd, Senior Notes, 5.375%, 01/15/25 (g)	Ba3	992
460	Videotron Ltd., Senior Notes, 5.125%, 04/15/27 (g)	Ba2	473
725	Virgin Media Secured Finance, Plc, Senior Notes, 5.25%, 01/15/26 (g)	Ba3	750
950	Virgin Media Secured Finance, Plc, Senior Notes, 5.50%, 08/15/26 (g)	Ba3	994
100	Virgin Media Secured Finance, Plc, Senior Notes, 6.25%, 03/28/29 (GBP)	Ba3	141
900	VTR Finance B.V., Senior Notes, 6.875%, 01/15/24 (g)	B1	953
925	Ziggo Bond Finance BV, Senior Notes, 6%, 01/15/27 (g)	B2	937
			37,741
Chemicals — 3.63%
745	CF Industries, Inc., Senior Notes, 5.375%, 03/15/44	Ba3	667
300	CF Industries, Inc., Senior Notes, 7.125%, 05/01/20	Ba3	331
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$390	Consolidated Energy Finance, Senior Notes, 6.75%, 10/15/19 (g)	B2	$399
420	Consolidated Energy Finance, Senior Notes, 6.875%, 06/15/25 (g)	B2	433
2,160	CVR Partners, L.P., Senior Notes, 9.25%, 06/15/23 (g)	B2	2,257
650	Ineos Group Holdings S.A., Senior Notes, 5.625%, 08/01/24 (g)	B2	672
950	Kissner Holdings L.P., Senior Notes, 8.375%, 12/01/22 (g)	B3	983
160	Koppers, Inc., Senior Notes, 6%, 02/15/25 (g)	B1	170
475	Platform Specialty Products Corporation, Senior Notes, 6.50%, 02/01/22 (g)	Caa1	491
475	Platform Specialty Products Corporation, Senior Notes, 10.375%, 05/01/21 (g)	Caa1	525
350	PQ Corporation, Senior Notes, 6.75%, 11/15/22 (g)	B2	376
40	Rayonier A.M. Products, Inc., Senior Notes, 5.50%, 06/01/24 (g)	B1	39
680	Tronox Finance, LLC, Senior Notes, 6.375%, 08/15/20	Caa1	680
665	Univar, Inc., Senior Notes, 6.75%, 07/15/23 (g)	Caa1	692
			8,715
Consumer Products — 1.73%
530	24 Hour Holdings III LLC, Senior Notes, 8%, 06/01/22 (g)	Caa1	493
230	American Greetings Corporation, Senior Notes, 7.875%, 02/15/25 (g)	B3	248
475	Avon International, Operating Company, Senior Notes, 7.875%, 08/15/22 (g)	Ba1	493
300	Central Garden and Pet Company, Senior Notes, 6.125%, 11/15/23	B1	321
1,675	Lifetime Fitness, Inc., Senior Notes, 8.50%, 06/15/23 (g)	Caa1	1,794

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2017 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$400	Tempur Sealy International Inc., Senior Notes, 5.625%, 10/15/23	B1	$415
375	Vista Outdoor Inc. Inc, Senior Notes, 5.875%, 10/01/23	B2	384
			4,148
Container — 3.85%
1,225	ARD Finance S.A., Senior Notes, 7.125%, 09/15/23	Caa2	1,308
1,580	Ardagh Packaging Finance plc, Senior Notes, 7.25%, 05/15/24 (g)	B3	1,726
275	Bormioli Rocco Holdings, Senior Notes, 10%, 08/01/18 (g) (EUR)	B3	318
1,225	BWAY Holding Company, Inc., Senior Notes, 5.50%, 04/15/24 (g)	B2	1,251
650	BWAY Holding Company, Inc., Senior Notes, 7.25%, 04/15/25 (g)	Caa2	659
100	Crown Cork and Seal Company, Inc., Senior Notes, 7.375%, 12/15/26	B1	116
565	Horizon Parent Holdings, Senior Notes, 8.25%, 02/15/22 (g) (EUR)	(e)	675
325	Pactiv Corporation, Senior Notes, 7.95%, 12/15/25	Caa2	362
425	Reynolds Group Issuer, Inc., Senior Notes, 5.75%, 10/15/20	B2	434
1,500	Reynolds Group Issuer, Inc., Senior Notes, 7%, 07/15/24 (g)	Caa2	1,605
650	SIG Combibloc Holdings, Senior Notes, 7.75%, 02/15/23 (g) (EUR)	Caa1	788
			9,242
Energy — 18.63%
595	AmeriGas Partners, L.P., Senior Notes, 5.50%, 05/20/25	Ba3	604
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$50	AmeriGas Partners, L.P., Senior Notes, 5.625%, 05/20/24	Ba3	$51
450	Antero Midstream Partners, Senior Note, 5.375%, 09/15/24 (g)	B1	460
275	Archrock Partners, Senior Notes, 6%, 04/01/21	B3	271
500	Archrock Partners, Senior Notes, 6%, 10/01/22	B3	485
1,035	Calumet Specialty Products Partners, L.P. Senior Notes, 11.50%, 01/15/21 (g)	B2	1,195
220	Carrizo Oil & Gas, Inc., Senior Notes, 6.25%, 04/15/23	B3	212
150	Carrizo Oil & Gas, Inc., Senior Notes, 8.25%, 07/15/25	B3	153
585	Cheniere Corpus Christi Holdings, LLC, Senior Notes, 5.125%, 06/30/27 (g)	Ba3	600
525	Cheniere Corpus Christi Holdings, LLC, Senior Notes, 5.875%, 03/31/25	Ba3	559
800	Cheniere Corpus Christi Holdings, LLC, Senior Notes, 7%, 06/30/24	Ba3	892
350	Chesapeake Energy Corp., Senior Notes, 6.125%, 02/15/21	Caa2	344
514	Chesapeake Energy Corp., Senior Notes, 8%, 12/15/22 (g)	Caa1	545
275	Continental Resources, Senior Notes, 5%, 09/15/22	Ba3	270
765	Covey Park Energy, LLC, Senior Notes, 7.50%, 5/15/25 (g)	B3	767
900	Crestwood Midstream Partners, L.P., Senior Notes, 6.25%, 04/01/23	B1	916
475	CrownRock, L.P., Senior Notes, 7.125%, 04/15/21 (g)	B3	488
1,340	CrownRock, L.P., Senior Notes, 7.75%, 02/15/23 (g)	B3	1,414

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2017 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$300	DCP Midstream, LLC, Senior Notes, 6.45%, 11/03/36 (g)	Ba2	$318
100	DCP Midstream, LLC, Senior Notes, 8.125%, 08/16/30	Ba2	118
225	DCP Midstream, LLC, Senior Notes, 9.75%, 03/15/19 (g)	Ba2	251
1,105	DCP Midstream Operating LP, Senior Notes, 5.85%, 05/21/43 (g)	B1	1,028
130	Encana Corporation, Senior Notes, 7.20%, 11/01/31	Ba2	155
135	Encana Corporation, Senior Notes, 7.375%, 11/01/31	Ba2	164
140	Encana Corporation, Senior Notes, 8.125%, 09/15/30	Ba2	178
515	Energy Transfer Partners, L.P., Senior Notes, 5.50%, 06/01/27	Ba2	533
400	Energy Transfer Partners, L.P., Senior Notes, 5.875%, 01/15/24	Ba2	423
95	Ensco PLC, Senior Notes, 5.75%, 10/01/44	B1	63
954	Ensco PLC, Senior Notes, 8%, 01/31/24	(e)	897
85	EP Energy LLC, Senior Notes, 8%, 02/15/25 (g)	Caa1	64
450	Exterran NRG Solutions, Senior Notes, 8.125%, 05/01/25 (g)	B3	459
635	Ferrellgas, L.P., Senior Notes, 6.50%, 05/01/21	B3	600
120	Ferrellgas, L.P., Senior Notes, 6.75%, 01/15/22	B3	113
175	Ferrellgas, L.P., Senior Notes, 6.75%, 06/15/23	B3	164
300	Ferrellgas Partners L.P., Senior Notes, 8.625%, 06/15/20 (g)	Caa2	283
900	Frontera Energy Corporation, Senior Notes, 10%, 11/02/21 (g)	(e)	1,014
270	Frontera Energy Corporation, Senior Notes, 10%, 11/02/21	(e)	304
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$645	Gulfport Energy Corporation, Senior Notes, 6.625%, 05/01/23	B2	$648
405	Hess Corporation, Senior Notes, 7.875%, 10/01/29	Ba1	485
835	KCA Deutag UK Finance plc, Senior Notes, 9.875%, 04/01/22 (g)	Caa1	810
800	Kosmos Energy Ltd., Senior Notes, 7.875%, 08/01/21 (g)	(e)	812
1,650	Kosmos Energy Ltd., Senior Notes, 7.875%, 08/01/21 (g)	(e)	1,675
190	Laredo Petroleum, Inc., Senior Notes, 6.25%, 03/15/23	B3	188
2,000	Matador Resources Company, Senior Notes, 6.875%, 04/15/23	B3	2,062
205	MEG Energy Corporation, Senior Notes, 6.50%, 01/15/25 (g)	Caa1	187
1,225	MEG Energy Corporation, Senior Notes, 7%, 03/31/24 (g)	Caa2	943
285	Murphy Oil Corporation, Senior Notes, 6.875%, 08/15/24	B1	297
240	NGL Energy Partners L.P., Senior Notes, 6.125%, 03/01/25 (g)	B2	222
950	NGL Energy Partners L.P., Senior Notes, 7.50%, 11/01/23 (g)	B2	937
615	Noble Holding International Ltd., Senior Notes, 7.75%, 01/15/24	B1	485
75	Nustar Logistics, L.P., Senior Notes, 4.80%, 09/01/20	Ba1	78
295	Nustar Logistics, L.P., Senior Notes, 5.625%, 04/28/27	Ba1	310
180	PDC Energy, Inc., Senior Notes, 6.15%, 09/15/24 (g)	B2	183
560	Permian Resources, LLC, Senior Notes, 7.125%, 11/01/20 (g)	Ca	462

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2017 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$446	Petrobras Global Finance, Senior Notes, 6.125%, 01/17/22	B1	$460
550	Petrobras Global Finance, Senior Notes, 6.75%, 01/27/41	B1	514
350	Petrobras Global Finance, Senior Notes, 6.875%, 01/20/40	B1	332
500	Petrobras Global Finance, Senior Notes, 8.375%, 05/23/21	B1	559
945	Petrobras Global Finance, Senior Notes, 8.75%, 05/23/26	B1	1,086
345	QEP Resrouces, Inc., Senior Notes, 5.375%, 10/01/22	Ba3	333
740	QEP Resrouces, Inc., Senior Notes, 6.875%, 03/01/21	Ba3	768
350	Range Resources Corporaiton, Senior Subordinated Notes, 4.875%, 05/15/25	B1	332
175	Rockies Express Pipeline LLC, Senior Notes, 6%, 01/15/19 (g)	Ba2	182
675	Rowan Companies, Inc., Senior Notes, 7.375%, 06/15/25	B1	629
640	SemGroup Corporation, Senior Notes, 6.375%, 03/15/25 (g)	B2	619
305	SESI, L.L.C., Senior Notes, 7.125%, 12/15/21	B2	290
780	Seven Generations Energy Ltd., Senior Notes, 6.75%, 05/01/23 (g)	Ba3	811
250	Seven Generations Energy Ltd., Senior Notes, 6.875%, 06/30/23 (g)	Ba3	260
900	SM Energy Company, Senior Notes, 6.50%, 01/01/23	B3	860
200	Suburban Propane Partners, L.P., Senior Notes, 5.50%, 06/01/24	B1	199
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$1,150	Tallgrass Energy Partners, L.P., Senior Notes, 5.50%, 09/15/24 (g)	B1	$1,167
495	Tapstone Energy, LLC, Senior Notes, 9.75%, 06/01/22 (g)	Caa1	428
50	Targa Resources Partners L.P., Senior Notes, 4.25%, 11/15/23	Ba3	48
575	Targa Resources Partners L.P., Senior Notes, 5.125%, 02/01/25 (g)	Ba3	589
800	Targa Resources Partners L.P., Senior Notes, 5.25%, 05/01/23	Ba3	820
700	Targa Resources Partners L.P., Senior Notes, 6.75%, 03/15/24	Ba3	753
400	Tesoro Logistics, L.P., Senior Notes, 5.25%, 01/15/25	Ba3	420
175	Tesoro Logistics, L.P., Senior Notes, 6.125%, 10/15/21	Ba3	182
1,225	Transocean, Inc., Senior Notes, 6.80%, 03/15/38	Caa1	894
525	Transocean, Inc., Senior Notes, 9%, 07/15/23 (g)	B1	545
190	Whiting Petroleum Corporation, Senior Notes, 6.25%, 04/01/23	B3	175
440	WPX Energy, Inc., Senior Notes, 8.25%, 08/01/23	B3	477
1,000	YPF Sociedad Anonima, Senior Notes, 8.50%, 07/28/25 (g)	B3	1,127
600	YPF Sociedad Anonima, Senior Notes, 8.75%, 04/04/24 (g)	B3	684
			44,682
Entertainment & Leisure — 2.05%
2,300	AMC Entertainment Holdings, Inc., Senior Notes, 5.875%, 11/15/26 (g)	B2	2,401
125	AMC Entertainment Holdings, Inc., Senior Notes, 6.375%, 11/15/24 (g) (GBP)	B2	174

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2017 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$220	ClubCorp Club Operations, Inc., Senior Notes, 8.25%, 12/15/23 (g)	B3	$239
225	EMI Music Publishing Group, Senior Notes, 7.625%, 06/15/24 (g)	B3	250
425	Entertainment One, Ltd. Senior Notes, 6.875%, 12/15/22 (g) (GBP)	B1	606
20	Live Nation Entertainment, Senior Notes, 4.875%, 11/01/24 (g)	B3	20
1,000	Regal Entertainment Group, Senior Notes, 5.75%, 03/15/22	B3	1,045
170	Silversea Cruise Finance Ltd., Senior Notes, 7.25%, 02/01/25 (g)	B2	181
			4,916
Financial — 10.65%
450	Aircastle Limited, Senior Notes, 5.50%, 02/15/22	Ba1	489
1,125	Alliant Holdings Intermediate, LLC, 8.25%, 08/01/23 (g)	Caa2	1,192
125	Ally Financial, Inc., Senior Notes, 5.125%, 09/30/24	Ba3	132
1,300	Ally Financial, Inc., Senior Notes, 5.75%, 11/20/25	(e)	1,370
619	Ally Financial, Inc., Senior Notes, 7.50%, 09/15/20	Ba3	703
600	Banco Bilbao Vizcaya Argentaria, S.A., Junior Subordinated Notes, 7%, (h) (EUR)	(e)	702
700	Barclays Plc, Contingent Capital Securities, 7.875%, (h) (GBP)	Ba2	982
805	BNP Paribas, 7.375%, (h)	Ba1	898
300	Cabot Financial (Luxembourg) S.A., Senior Notes, 7.50%, 10/01/23 (g) (GBP)	B2	421
25	CNO Financial Group Inc., Senior Notes, 4.50%, 05/30/20	Ba1	26
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$625	CNO Financial Group Inc., Senior Notes, 5.25%, 05/30/25	Ba1	$662
950	Credit Agricole S.A., Junior Subordinated Notes, 7.875%, (g)(h)	(e)	1,044
545	Credit Suisse Group AG, 6.25%, (g)(h)	(e)	578
200	Credit Suisse Group AG, 7.50%, (g)(h)	(e)	224
1,200	Discover Financial Services, Senior Notes, 10.25%, 07/15/19	Ba1	1,337
2,200	Goldman Sachs Group, Inc. 5.375%, (h)	Ba1	2,338
750	Hub Holdings LLC, Senior Notes, 8.125%, 07/15/19 (g)	Caa2	752
450	Icahn Enterprises, Senior Notes, 6%, 08/01/20	Ba3	464
455	Icahn Enterprises, Senior Notes, 6.25%, 02/01/22	Ba3	474
1,555	Intesa San Paolo S.p.A. Notes, 7.70%, (g)(h)	Ba3	1,612
325	Ladder Capital Finance Holdings LLLP, Senior Notes, 5.875%, 08/01/21 (g)	Ba3	332
800	LPL Holdings, Inc., Senior Notes, 5.75%, 09/15/25 (g)	B2	828
450	Navient Corporation, Senior Notes, 8%, 03/25/20	Ba3	503
710	NFP Corp., Senior Notes, 6.875%, 07/15/25 (g)	Caa2	717
645	Orchestra Borrower, Senior Notes, 6.75%, 06/15/22 (g)	(e)	664
545	Park Aerospace Holdings, Ltd., Senior Notes, 5.25%, 08/15/22 (g)	B1	568
280	Park Aerospace Holdings, Ltd., Senior Notes, 5.50%, 02/15/24 (g)	B1	292
650	Quicken Loans, Inc., Senior Notes, 5.75%, 05/01/25 (g)	Ba2	670
825	Societe Generale, Contingent Capital Securities, 7.375%, (g)(h)	Ba2	885

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2017 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$675	Springleaf Finance Corporation, Senior Notes, 8.25%, 12/15/20	B2	$759
1,775	Standard Chartered PLC, Contingent Capital Securities, 7.50%, (g)(h)	Ba1	1,911
275	Starwood Property Trust, Senior Notes, 5%, 12/15/21 (g)	Ba3	287
705	UniCredit S.p.A., 8%, (h)	(e)	724
			25,540
Food/Tobacco — 2.74%
955	Chobani LLC., Senior Notes, 7.50%, 04/15/25 (g)	Caa2	1,005
300	Cumberland Farms Inc., Senior Notes, 6.75%, 05/01/25 (g)	B3	315
750	Dean Foods Company, Senior Notes, 6.50%, 03/15/23 (g)	B2	789
820	FAGE International S.A., Senior Notes, 5.625%, 08/15/26 (g)	B1	839
425	Lamb Western Holdings, Inc., Senior Notes, 4.625%, 11/01/24 (g)	Ba3	438
330	Minerva Luxembourg S.A., Senior Notes, 6.50%, 09/20/26 (g)	(e)	322
800	Minerva Luxembourg S.A., Senior Notes, 7.75%, 01/31/23 (g)	B1	834
830	Post Holdings, Inc., Senior Notes, 5.50%, 03/01/25 (g)	B3	856
330	Post Holdings, Inc., Senior Notes, 5.75%, 03/01/27 (g)	B3	340
335	Post Holdings, Inc., Senior Notes, 8%, 07/15/25 (g)	B3	381
425	Shearers Food, Inc., Senior Notes, 9%, 11/01/19 (g)	B3	444
			6,563
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
Forest Products — .94%
$275	Cascades, Inc., Senior Notes, 5.50%, 07/15/22 (g)	Ba3	$281
1,150	Cascades, Inc., Senior Notes, 5.75%, 07/15/23 (g)	Ba3	1,173
350	Mercer International, Inc., Senior Notes, 7.75%, 12/01/22	B1	376
400	Norbord, Inc., Senior Notes, 6.25%, 04/15/23 (g)	Ba1	428
			2,258
Gaming — 5.39%
550	Boyd Gaming Corporation, Senior Notes, 6.375%, 04/01/26	B3	595
550	CCM Merger, Inc., Senior Notes, 6%, 03/15/22 (g)	Caa1	566
830	Codere Finance 2 Luxembourge S.A., Senior Notes, 7.625%, 11/01/21 (g)	B2	822
330	Eldorado Resorts, Inc., Senior Notes, 6%, 04/01/25 (g)	B3	348
875	Eldorado Resorts, Inc., Senior Notes, 7%, 08/01/23	B3	945
1,159	International Game Technology Plc, Senior Notes, 6.25%, 02/15/22 (g)	Ba2	1,265
1,900	International Game Technology Plc, Senior Notes, 6.50%, 02/15/25 (g)	Ba2	2,088
325	MGM Growth Properties Operating Partnership L.P., Senior Notes, 5.625%, 05/01/24	B1	354
600	MGM Resorts International, Senior Notes, 6%, 03/15/23	B1	663
182	Safari Holding Verwaltungs GmbH, Senior Notes, 8.25%, 02/15/21 (g)(EUR)	B2	216
860	Scientific Games International Inc., Senior Notes, 7%, 01/01/22 (g)	Ba3	916
3,040	Scientific Games International Inc., Senior Notes, 10%, 12/01/22	Caa1	3,333

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2017 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$775	Shingle Springs Tribal Gaming Authority, Senior Notes, 9.75%, 09/01/21 (g)	B1	$820
			12,931
Health Care — 8.73%
560	Capsugel S.A., Senior Notes, 7%, 05/15/19 (g)	Caa1	560
175	Centene Escrow Corporation, Senior Notes, 6.125%, 02/15/24	Ba2	189
380	Change Health, Inc., Senior Notes, 5.75%, 03/01/25 (g)	B3	389
640	CHS/Community Health Systems, Inc., Senior Notes, 6.25%, 03/31/23	Ba3	662
935	CHS/Community Health Systems, Inc., Senior Notes, 6.875%, 02/01/22	Caa1	816
850	DaVita Healthcare Partners, Inc., Senior Notes, 5%, 05/01/25	Ba3	852
1,850	DaVita Healthcare Partners, Inc., Senior Notes, 5.125%, 07/15/24	Ba3	1,878
230	Eagle Holding Company II, LLC, Senior Notes, 7.625%, 05/15/22 (g)	Caa1	237
575	Endo Finance LLC, Senior Notes, 6%, 02/01/25 (g)	B3	473
150	HCA, Inc., Senior Notes, 5%, 03/15/24	Ba1	159
3,125	HCA, Inc., Senior Notes, 5.25%, 06/15/26	Ba1	3,375
275	Hill-Rom Holdings, Inc., Senior Notes, 5.75%, 09/01/23 (g)	B1	290
1,360	Iasis Healthcare Capital 8.375%, 05/15/19	Caa1	1,367
625	Kindred Healthcare, Inc., Senior Notes, 8%, 01/15/20	B3	658
505	Kinetic Concepts, Senior Notes, 12.50%, 11/01/21 (g)	Caa1	569
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$450	Molina Healthcare, Inc., Senior Notes, 5.375%, 11/15/22	Ba3	$478
20	MEDNAX, Inc., Senior Notes, 5.25%, 12/01/23 (g)	Ba2	21
225	MPH Acquisition Holdings, Senior Notes, 7.125%, 06/01/24 (g)	Caa1	240
450	MPT Operating Partnership, L.P., Senior Notes, 6.375%, 03/01/24	Ba1	489
450	Ortho-Clinical Diagnostics SA, Senior Notes, 6.625%, 05/15/22 (g)	Caa2	430
175	Surgery Center Holdings, Senior Notes, 6.75%, 07/01/25 (g)	Caa2	177
425	Surgery Center Holdings, Senior Notes, 8.875%, 04/15/21 (g)	Caa2	460
250	Synlab Bondco PLC, Senior Notes, 8.25%, 07/01/23 (g) (EUR)	Caa1	318
575	Team Health Holdings, Inc., Senior Notes, 6.375%, 02/01/25 (g)	Caa1	558
1,332	Tenet Healthcare Corporation, Senior Notes, 6.75%, 06/15/23	Caa1	1,329
275	Tenet Healthcare Corporation, Senior Notes, 7.50%, 01/01/22 (g)	Ba3	298
1,400	Tenet Healthcare Corporation, Senior Notes, 8.125%, 04/01/22	Caa1	1,487
655	THC Escrow Corporation III, Senior Notes, 5.125%, 05/01/25 (g)	Ba3	657
715	Valeant Pharmaceuticals International, Senior Notes, 6.375%, 10/15/20 (g)	Caa1	694
795	Valeant Pharmaceuticals International, Senior Notes, 6.50%, 03/15/22 (g)	Ba3	834
			20,944

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2017 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
Information Technology — 7.07%
$1,185	Advanced Micro Devices, Inc., Senior Notes, 7%, 07/01/24	Caa1	$1,250
1,700	Bankrate, Inc., Senior Notes, 6.125%, 08/15/18 (g)	B2	1,704
620	CDK Global, Inc., Senior Notes, 4.875%, 06/01/27 (g)	Ba1	633
875	CommScope Technologies LLC, Senior Notes, 6%, 06/15/25 (g)	Ba3	936
325	Dell International LLC, Senior Notes, 5.875%, 06/15/21 (g)	Ba2	340
525	Dell International LLC, Senior Notes, 7.125%, 06/15/24 (g)	Ba2	578
785	EIG Investors Corporation, Senior Notes, 10.875%, 02/01/24	Caa1	875
350	Match Group, Inc., Senior Notes, 6.375%, 06/01/24	Ba3	381
575	Match Group, Inc., Senior Notes, 6.75%, 12/15/22	Ba3	598
350	Micron Technology, Inc., Senior Notes, 5.25%, 08/01/23 (g)	Ba3	364
675	Microsemi Corporation, Senior Notes, 9.125%, 04/15/23 (g)	B2	776
500	Riverbed Technology, Inc., Senior Notes, 8.875%, 03/01/23 (g)	Caa1	511
575	RP Crown Parent LLC, Senior Notes, 7.375%, 10/15/24 (g)	Caa1	598
350	SS&C Technologies Holdings, Inc., Senior Notes, 5.875%, 07/15/23	B2	372
55	Verisign, Inc., Senior Notes, 5.25%, 04/01/25	Ba1	59
1,200	Veritas Bermuda Ltd., Senior Notes, 7.50%, 02/01/23 (g)	B2	1,290
2,595	Veritas Bermuda Ltd., Senior Notes, 10.50%, 02/01/24 (g)	Caa2	2,822
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$510	Western Digital Corporation, Senior Notes, 7.375%, 04/01/23 (g)	Ba1	$560
1,964	Western Digital Corporation, Senior Notes, 10.50%, 04/01/24	Ba2	2,318
			16,965
Manufacturing — 1.64%
180	Park-Ohio Industries, Inc., Senior Notes, 6.625%, 04/15/27 (g)	B3	189
700	PCF GmbH, Senior Notes, 7.875%, 08/01/19 (EUR)	B2	817
700	Sensata Technologies UK Financing Company plc, Senior Notes, 6.25%, 02/15/26 (g)	Ba3	763
700	SPX Flow, Inc, Senior Notes, 5.625%, 08/15/24 (g)	B1	723
700	SPX Flow, Inc, Senior Notes, 5.875%, 08/15/26 (g)	B1	722
510	Tennant Company, Senior Notes, 5.625%, 05/01/25 (g)	B2	533
150	Welbilt, Inc., Senior Notes, 9.50%, 02/15/24	Caa1	175
			3,922
Metals & Mining — 8.62%
810	Aleris International, Inc., Senior Notes, 9.50%, 04/01/21 (g)	B2	833
435	Alliance Resource Operating Partners, L.P., Senior Notes 7.50%, 05/01/25 (g)	B1	457
1,005	Constellium NV, Senior Notes, 6.625%, 03/01/25 (g)	Caa1	955
750	Constellium NV, Senior Notes, 8%, 01/15/23 (g)	Caa1	773
420	FMG Resources Pty. Ltd., Senior Notes, 4.75%, 05/15/22 (g)	Ba2	420
610	FMG Resources Pty. Ltd., Senior Notes, 5.125%, 05/15/24 (g)	Ba2	610
1,175	FMG Resources Pty. Ltd., Senior Notes, 9.75%, 03/01/22 (g)	Baa3	1,338

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2017 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$325	Freeport McMoran, Inc., Senior Notes, 4%, 11/14/21	B1	$319
1,265	Freeport McMoran, Inc., Senior Notes, 5.40%, 11/14/34	B1	1,129
1,225	Freeport McMoran, Inc., Senior Notes, 5.45%, 03/15/43	B1	1,055
300	HudBay Minerals, Inc., Senior Notes, 7.25%, 01/15/23 (g)	B3	310
1,450	HudBay Minerals, Inc., Senior Notes, 7.625%, 01/15/25 (g)	B3	1,515
1,500	New Gold Inc., Senior Notes, 6.25%, 11/15/22 (g)	B3	1,541
395	New Gold Inc., Senior Notes, 6.375%, 05/15/25 (g)	B3	407
325	Novelis, Inc., Senior Notes, 5.875%, 09/30/26 (g)	B2	335
1,617	Novelis, Inc., Senior Notes, 6.25%, 08/15/24 (g)	B2	1,692
200	Nyrstar Netherlands Holdings B.V., Senior Notes, 6.875%, 03/15/24 (EUR)	B3	231
275	Nyrstar Netherlands Holdings B.V., Senior Notes, 8.50%, 09/15/19 (EUR)	B3	344
875	Nyrstar Netherlands Holdings B.V., Senior Notes, 8.50%, 09/15/19 (g) (EUR)	B3	1,094
335	Petra Diamonds US Treasury Plc, Senior Notes, 7.25%, 05/01/22 (g)	B2	342
1,550	Ryerson Inc., Senior Secured Notes, 11%, 05/15/22 (g)	Caa1	1,753
616	Vale Overseas Limited, Senior Notes, 5.875%, 06/10/21	Ba2	661
625	Vale Overseas Limited, Senior Notes, 6.25%, 08/10/26	Ba2	675
1,675	Zekelman Industries, Senior Notes, 9.875%, 06/15/23 (g)	Caa1	1,880
			20,669
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
Other Telecommunications — 3.51%
$2,000	Century Link Inc., Senior Notes, 7.50%, 04/01/24	Ba3	$2,190
475	Equinix, Inc., Senior Notes, 5.375%, 01/01/22	B1	501
485	Equinix, Inc., Senior Notes, 5.375%, 05/15/27	B1	518
250	Equinix, Inc., Senior Notes, 5.75%, 01/01/25	B1	269
350	Level 3 Communications, Inc., Senior Notes, 5.75%, 12/01/22	B2	363
225	Level 3 Financing, Inc., Senior Notes, 5.25%, 03/15/26	B1	234
1,725	Level 3 Financing, Inc., Senior Notes, 5.375%, 01/15/24	B1	1,803
275	Level 3 Financing, Inc., Senior Notes, 5.375%, 05/01/25	B1	289
250	Level 3 Financing, Inc., Senior Notes, 5.625%, 02/01/23	B1	260
675	Rackspace Hosting, Inc., Senior Notes, 8.625%, 11/15/24 (g)	B3	719
245	Zayo Group, LLC, Global Notes, 5.75%, 01/15/27 (g)	B3	256
950	Zayo Group, LLC, Global Notes, 6.375%, 05/15/25	B3	1,024
			8,426
Publishing — .31%
250	Harland Clarke Holdings Corporation, Senior Notes, 6.875%, 03/01/20 (g)	B1	257
455	Harland Clarke Holdings Corporation, Senior Notes, 8.375%, 08/15/22 (g)	B1	485
			742
Real Estate Investment Trust Securities — .39%
250	VEREIT Operating Partnership, L.P., Senior Securities, 4.125%, 06/01/21	Baa3	261

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2017 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$645	VEREIT Operating Partnership, L.P., Senior Securities, 4.875%, 06/01/26	Baa3	$680
			941
Restaurants — 1.55%
425	1011778 B.C. United Liability Company, Senior Notes, 4.625%, 01/15/22 (g)	Ba3	434
1,225	KFC Holding Company, Senior Notes, 5%, 06/01/24 (g)	B1	1,272
450	KFC Holding Company, Senior Notes, 5.25%, 06/01/26 (g)	B1	474
300	P.F. Chang's China Bistro, Inc., Senior Notes, 10.25%, 06/30/20 (g)	Caa1	306
575	Seminole Hard Rock Entertainment Inc., Senior Notes, 5.875%, 05/15/21 (g)	B2	581
468	YUM Brands, Inc., Senior Notes, 5.35%, 11/01/43	B2	425
215	YUM Brands, Inc., Senior Notes, 6.875%, 11/15/37	B2	232
			3,724
Retail — 1.32%
1,775	JoAnn Stores Holdings, Inc., Senior Notes, 9.75%, 10/15/19 (g)	Caa1	1,748
93	JoAnn Stores LLC, Senior Notes, 8.125%, 03/15/19 (g)	Caa1	93
400	Kirk Beauty One GmbH, Senior Notes, 8.75%, 07/15/23 (g) (EUR)	Caa1	498
625	New Look Secured Issuer Plc, Senior Notes, 6.50%, 07/01/22 (g)(GBP)	B2	599
245	New Look Senior Issuer Plc, Senior Notes, 6,50%, 07/01/22 (GBP)	B2	235
			3,173
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
Satellites — 2.68%
$810	Hughes Satellite Systems, Inc., Senior Notes, 6.625%, 08/01/26	B3	$871
775	Hughes Satellite Systems, Inc., Senior Notes, 7.625%, 06/15/21	B3	880
1,235	Intelsat Jackson Holdings Ltd., Senior Notes, 7.25%, 10/15/20	Caa2	1,167
1,225	Intelsat Jackson Holdings Ltd., Senior Notes, 8%, 02/15/24 (g)	B1	1,320
1,300	Intelsat Jackson Holdings Ltd., Senior Notes, 9.50%, 09/30/22 (g)	B1	1,547
435	Intelsat Jackson Holdings Ltd., Senior Notes, 9.75%, 07/15/25 (g)	Caa2	434
190	Telesat Canada 8.875%, 11/15/24 (g)	B3	213
			6,432
Services — 6.65%
600	The ADT Corporation, Senior Notes, 6.25%, 10/15/21	Ba3	652
700	Advanced Disposal Services, Inc., Senior Notes, 5.625%, 11/15/24 (g)	Caa1	721
580	Alliance Data Systems Company, Senior Notes, 5.875%, 11/01/21 (g)	(e)	600
440	Booz Allen Hamilton, Inc., Senior Notes, 5.125%, 05/01/25 (g)	B1	432
550	Brand Energy & Infrastructure Services, Inc., Senior Notes, 8.50%, 07/15/25 (g)	Caa2	571
200	Carlson Travel Inc., Senior Notes, 6.75%, 12/15/23 (g)	B2	204
250	CDW LLC, Senior Notes, 5%, 09/01/25	Ba3	259
750	First Data Corporation, Senior Notes, 5.375%, 08/15/23 (g)	Ba3	784

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2017 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$4,425	First Data Corporation, Senior Notes, 7%, 12/01/23 (g)	B3	$4,724
215	Gartner, Inc., Senior Notes, 5.125%, 04/01/25 (g)	B1	226
675	H&E Equipment Services, Senior Notes, 7%, 09/01/22	B3	702
830	Hertz Corporation, Senior Notes, 7.625%, 06/01/22 (g)	B1	829
450	Iron Mountain Canada, Senior Notes, 5.375%, 09/15/23 (g) (CAD)	Ba3	359
965	Laureate Education, Inc., Senior Notes, 8.25%, 05/0125 (g)	Caa1	1,029
295	MSCI, Inc., Senior Notes, 4.75%, 08/01/26 (g)	Ba2	303
425	MSCI, Inc., Senior Notes, 5.25%, 11/15/24 (g)	Ba2	453
325	Nord Anglia Education Finance LLC, Senior Notes, 5.75%, 07/15/22 (g) (CHF)	B2	366
1,040	Prime Security Services Borrower, LLC, Senior Notes, 9.25%, 05/15/23 (g)	B3	1,128
950	Ritchie Bros. Auctioneers Inc., Senior Notes, 5.375%, 01/15/25 (g)	B2	995
225	Sabre GLBL, Inc., Senior Notes, 5.375%, 04/15/23 (g)	Ba2	235
375	United Rentals (North America), Inc., Senior Notes, 5.50%, 05/15/27	B1	386
			15,958
Supermarkets — .69%
450	Albertsons Companies, LLC, Senior Notes, 5.75%, 03/15/25 (g)	B3	420
725	Albertsons Companies, LLC, Senior Notes, 6.625%, 06/15/24 (g)	B3	720
325	Albertsons Companies, LLC, Senior Notes, 7.45%, 08/01/29	(e)	315
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$200	Albertsons Companies, LLC, Senior Notes, 8%, 05/01/31	(e)	$197
			1,652
Transportation — .33%
325	Kenan Advantage Group, Inc., Senior Notes, 7.875%, 07/31/23 (g)	Caa1	341
425	Watco Companies, LLC, Senior Notes, 6.375%, 04/01/23 (g)	B3	443
			784
Utilities — 4.55%
2,850	AES Corporation, Senior Notes, 5.50%, 03/15/24	Ba2	2,975
400	AES Corporation, Senior Notes, 6%, 05/15/26	Ba2	428
625	Calpine Corporation, Senior Notes, 5.375%, 01/15/23	B2	609
505	Calpine Corporation, Senior Notes, 5.50%, 02/01/24	B2	475
775	DPL Inc., Senior Notes, 7.25%, 10/15/21	Ba3	833
245	Dynergy Inc, Senior Notes, 5.875%, 06/01/23	B3	229
955	Dynergy Inc, Senior Notes, 7.375%, 11/01/22	B3	943
1,150	NRG Energy, Inc., Senior Notes, 6.625%, 03/15/23	B1	1,182
1,340	NRG Energy, Inc., Senior Notes, 6.625%, 01/15/27	B1	1,343
1,825	NRG Energy, Inc., Senior Notes, 7.25%, 05/15/26	B1	1,884
			10,901
Wireless Communications — 6.96%
675	Arqiva Broadcasting, Senior Notes, 9.50%, 03/31/20 (g)(GBP)	B3	936
1,400	Digicel Group Limited, Senior Notes, 8.25%, 09/30/20 (g)	Caa1	1,309
825	Sable International Finance Limited, Senior Notes, 6.875%, 08/01/22 (g)	Ba3	888
835	Sprint Capital Corporation, Senior Notes, 8.75%, 03/15/32	B3	1,052

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2017 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$1,000	Sprint Communications, Inc., Senior Notes, 7%, 08/15/20	B3	$1,100
1,725	Sprint Communications, Inc., Senior Notes, 11.50%, 11/15/21	B3	2,219
1,500	Sprint Corporation, Senior Notes, 7.25%, 09/15/21	B3	1,665
325	TBG Global Pte. Ltd., Senior Notes, 5.25%, 02/10/22	(e)	337
885	T-Mobile, USA, Inc., Senior Notes, 4%, 04/15/22	Ba3	920
2,000	T-Mobile, USA, Inc., Senior Notes, 5.375%, 04/15/27	Ba3	2,135
275	T-Mobile, USA, Inc., Senior Notes, 6%, 04/15/24	Ba3	295
300	T-Mobile, USA, Inc., Senior Notes, 6.375%, 03/01/25	Ba3	324
1,500	T-Mobile, USA, Inc., Senior Notes, 6.50%, 01/15/26	Ba3	1,656
175	T-Mobile, USA, Inc., Senior Notes, 6.50%, 01/15/24	Ba3	188
180	VB-S1 Issuer LLC, Senior Notes, 6.901%, 06/15/46 (g)	(e)	186
1,425	Wind Acquistion Holdings Finance S.A., Senior Notes, 7.375%, 04/23/21 (g)	B3	1,480
			16,690
	Total Corporate Debt Securities (Total cost of $306,427)		317,172
BANK DEBT SECURITIES — .10% (d)(f)
Energy — .10%
317	Hercules Bankruptcy Claim Bankdebt 10.50%, 05/06/20 (a)(b)(i)	(e)	237
	Total Bank Debt Securities (Total cost of $247)		237
Shares		Moody's Rating (Unaudited)	Value (Note 1)
PREFERRED STOCK — 1.06% (d)(f)
Energy — .27%
11,675	Hess Corporation, Convertible, 8%	(e)	$649
Health Care — .30%
13,200	Becton, Dickinson and Company, Convertible, 6.125%	(e)	723
Utilities — .28%
12,550	NextEra Energy, Inc., Equity Unit, 6.123%	(e)	678
Wireless Communications — .21%
2,159	American Tower Corporation, Convertible, 5.50%	(e)	262
2,476	T-Mobile US, Inc., Convertible, 5.50%	(e)	244
			506
	Total Preferred Stock (Total cost of $2,308)		2,556
COMMON STOCK — 1.52% (d)(f)
6,750	Frontera Energy Corporation (c)		178
17,148	Frontera Energy Corporation (c)(CAD)		453
3,000	Howard Hughes Corporation (c)		368
4,325	Liberty Broadband Corporation, Series A (c)		371
6,025	Liberty Broadband Corporation, Series C (c)		523
31,226	NRG Energy, Inc		538
26,400	Rowan Companies plc (c)		270
15,600	T-Mobile US, Inc. (c)		946
			3,647
	Total Common Stock (Total cost of $4,583)		3,647

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2017 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
SHORT-TERM INVESTMENTS — 1.67% (d)(f)
$4,003	Gotham Funding Corporation, Commercial Paper, Due 07/03/17, Discount of 1.05%	P-1	$4,003
	Total Short-Term Investments (Total cost of $4,003)		4,003
	TOTAL INVESTMENTS — 136.57% (d) (Total cost of $317,568)		327,615
	CASH AND OTHER ASSETS LESS LIABILITIES — (36.57)% (d)		(87,729)
	NET ASSETS — 100.00%		$239,886

(a)  Denotes income is not being accrued.

(b)  Denotes issuer is in bankruptcy proceedings.

(c)  Non-income producing.

(d)  Percentages indicated are based on total net assets to common shareholders of $239,886.

(e)  Not rated.

(f)  All of the Fund's investments and other assets are pledged as collateral in accordance with a credit agreement with The Bank of Nova Scotia.

(g)  Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Unless otherwise noted, 144A Securities are deemed to be liquid. See Note 1 of the Note to Schedule of Investments for valuation policy. Total market value of Rule 144A securities amounted to $194,818 as of June 30, 2017.

(h)  Perpetual security with no stated maturity date.

(i)  Level 3 in fair value hierarchy. See Note 1.

(CAD)  Canadian Dollar

(CHF)  Swiss Franc

(EUR)  Euro

(GBP)  British Pound

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statement of Assets and Liabilities
June 30, 2017 (Unaudited)
(Dollars in thousands, except shares and per share amounts)

Assets:
INVESTMENTS IN SECURITIES, at value (Identified cost of $317,568 see Schedule of Investments and Note 1)	$327,615
RECEIVABLES:
Investment securities sold	954
Interest and dividends	5,699
PREPAID EXPENSES	43
UNREALIZED GAIN ON CURRENCY AND FORWARD CURRENCY EXCHANGE CONTRACTS (Notes 1 and 7)	57
Total assets	$334,368
Liabilities:
CREDIT AGREEMENT (Note 4)	$91,000
PAYABLES:
Investment securities purchased	2,988
Dividend on common stock	66
Interest on loan (Note 4)	5
ACCRUED EXPENSES (Note 3)	212
UNREALIZED LOSS ON CURRENCY AND FORWARD CURRENCY EXCHANGE CONTRACTS (Notes 1 and 7)	211
Total liabilities	$94,482
Net Assets	$239,886
Represented By:
COMMON STOCK:
$0.01 par value, 40,000,000 shares authorized, 23,368,918 shares issued and outstanding	$234
CAPITAL IN EXCESS OF PAR VALUE	266,442
UNDISTRIBUTED NET INVESTMENT INCOME (Note 2)	805
ACCUMULATED NET REALIZED LOSS FROM SECURITIES TRANSACTIONS (Note 2)	(37,488)
NET UNREALIZED APPRECIATION ON INVESTMENTS AND FORWARD CURRENCY EXCHANGE CONTRACTS	9,893
Net Assets Applicable To Common Stock (Equivalent to $10.27 per share, based on 23,368,918 shares outstanding)	$239,886

Statement of Operations
For the Six Months Ended
June 30, 2017 (Unaudited) (Dollars in thousands)

Investment Income: (Note 1)
Interest income	$10,501
Dividend income	51
Other income	72
Total investment income	$10,624
Expenses:
Cost of leverage:
Interest expense (Note 4)	$820
Loan fees (Note 4)	7
Total cost of leverage	$827
Professional services:
Investment Advisor (Note 3)	$563
Custodian and transfer agent	153
Legal	139
Audit	29
Total professional services	$884
Administrative:
General administrative (Note 6)	$225
Directors	151
Insurance	66
Shareholder communications	18
Miscellaneous	14
NYSE	13
Total administrative	$487
Total expenses	$2,198
Net investment income	$8,426
Realized and Unrealized Gain on Investment Activities:
Realized gain on investments and currencies, net	$2,475
Change in net unrealized appreciation on investments and other financial instruments	$4,904
Net gain on investments	$7,379
Net increase in net assets resulting from operations	$15,805

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statements of Changes in Net Assets (Dollars in thousands, except shares and per share amounts)

	Six Months Ended June 30, 2017 (Unaudited)	For the Year Ended December 31, 2016
From Operations:
Net investment income	$8,426	$17,409
Realized gain (loss) on investments and currencies, net	2,475	(1,719)
Change in net unrealized appreciation on investments and other financial instruments	4,904	26,581
Net increase in net assets resulting from operations	$15,805	$42,271
Distributions to Common Stockholders:
From net investment income ($.30 and $.76 per share in 2017 and 2016, respectively)	$(7,011)	$(17,702)
Total net increase in net assets	$8,794	$24,569
Net Assets Applicable to Common Stock:
Beginning of period	$231,092	$206,523
End of period (Including $805 and $444 of undistributed net investment income at June 30, 2017 and December 31, 2016, respectively)	$239,886	$231,092

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period

	For the Six Months Ended June 30, 2017	For the Years Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012
NET ASSET VALUE:
Beginning of period	$9.89	$8.84	$10.09	$10.58	$10.49	$9.58
NET INVESTMENT INCOME	.36	.75	.76	.80	.83	.93
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OTHER FINANCIAL INSTRUMENTS	.32	1.06	(1.20)	(.45)	.12	.96
DISTRIBUTIONS FROM NET INVESTMENT INCOME RELATED TO PREFERRED STOCK: (b)	—	—	—	—	—	(.01)
TOTAL FROM INVESTMENT OPERATIONS	.68	1.81	(.44)	.35	.95	1.88
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(.30)	(.76)	(.81)	(.84)	(.86)	(.97)
TOTAL DISTRIBUTIONS	(.30)	(.76)	(.81)	(.84)	(.86)	(.97)
NET ASSET VALUE:
End of period	$10.27	$9.89	$8.84	$10.09	$10.58	$10.49
PER SHARE MARKET VALUE:
End of period	$9.48	$9.26	$7.66	$8,94	$9.65	$10.45
TOTAL INVESTMENT RETURN†	5.62%	31.68%	(5.68)%	1.02%	.73%	12.18%

  †  Total investment return is calculated assuming a purchase of $1,000 of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period — Continued

	For the Six Months Ended June 30, 2017		For the Years Ended December 31,
	(Unaudited)		2016	2015	2014	2013	2012
NET ASSETS, END OF PERIOD, APPLICABLE TO COMMON STOCK (a)	$239,886		$231,092	$206,523	$235,742	$247,288	$244,631
EXPENSE RATIOS:
Ratio of interest expense to average net assets*	.70	%**	.55%	.42%	.40%	.43%	.06%
Ratio of preferred and other leverage expenses to average net assets*	.01	%**	.01%	.01%	—	—	.04%
Ratio of operating expenses to average net assets*	1.17	%**	1.26%	1.20%	1.14%	1.23%	1.38%
RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS*	1.88	%**	1.82%	1.63%	1.54%	1.66%	1.48%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS*	7.19	%**	7.90%	7.65%	7.41%	7.82%	9.07%
RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS APPLICABLE TO COMMON AND PREFERRED STOCK (b)	—		—	—	—	—	1.13%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS APPLICABLE TO COMMON AND PREFERRED STOCK (b)	—		—	—	—	—	6.94%
PORTFOLIO TURNOVER RATE	35.51%		77.10%	71.73%	48.26%	63.65%	69.91%

  (a)  Dollars in thousands.

  (b)  In November 2012, the preferred stock was redeemed.

  *  Ratios calculated on the basis of expenses and net investment income applicable to the common shares relative to the average net assets of the common stockholders only.

  **  Annualized.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Information Regarding
Senior Securities

	June 30, 2017	As of December 31,
	(Unaudited)	2016	2015	2014	2013	2012
TOTAL AMOUNT OUTSTANDING:
Credit Agreement	$91,000,000	$91,000,000	$80,000,000	$90,000,000	$100,000,000	$85,425,000
ASSET COVERAGE:
Per $1,000 borrowed under Credit Agreement (1)	$3,636	$3,539	$3,582	$3,619	$3,473	$3,864
Credit Agreement Asset Coverage (2)	364%	354%	358%	362%	347%	386%

  (1)  Calculated by subtracting the Fund's total liabilities excluding the amount borrowed under the credit facility, from the Fund's total assets and dividing such amount by the amount borrowed under the credit facility, (per $1,000 of amount borrowed).

  (2)  Calculated by subtracting the Fund's total liabilities excluding the amount borrowed under the credit facility, from the Fund's total assets and dividing such amount by the amount borrowed under the credit facility.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statement of Cash Flows (Dollars in thousands)

For the Six Months Ended June 30, 2017 (Unaudited)
Cash Flows From Operating Activities:
Purchases of portfolio securities	$(110,930)
Sales of portfolio securities	113,478
Net purchases, sales and maturities of short-term securities	(3,982)
Interest and dividends received	10,741
Operating expenses paid	(2,202)
Net cash provided by operating activities	$7,105
Cash Flows From Financing Activities:
Common stock dividends	$(9,287)
Net cash used by financing activities	$(9,287)
Net Decrease in Cash	$(2,182)
Cash at Beginning of Period	2,182
Cash at End of Period	$—
Reconciliation of Net Increase in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities:
Purchases of portfolio securities	$(110,930)
Sales of portfolio securities	113,478
Net purchases, sales and maturities of short-term securities	(3,982)
Net increase in net assets resulting from operations	15,805
Amortization of interest	163
Net realized gain on investments and currencies	(2,475)
Change in net unrealized appreciation on investments and other financial instruments	(4,904)
Increase in interest and dividend receivable	(46)
Decrease in prepaid expenses	51
Decrease in accrued expenses and other payables	(55)
Net cash provided by operating activities	$7,105

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Notes to Financial Statements
June 30, 2017 (Unaudited)

(1) Significant Accounting and Other Policies

The New America High Income Fund, Inc. (the Fund) was organized as a corporation in the state of Maryland on November 19, 1987 and is registered with the Securities and Exchange Commission as a diversified, closed-end investment company under the Investment Company Act of 1940. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services Investment Companies". The Fund commenced operations on February 26, 1988. The investment objective of the Fund is to provide high current income while seeking to preserve stockholders' capital through investment in a professionally managed, diversified portfolio of "high yield" fixed-income securities.

The Fund invests primarily in fixed maturity corporate debt securities that are rated less than investment grade. Risk of loss upon default by the issuer is significantly greater with respect to such securities compared to investment grade securities because these securities are generally unsecured and are often subordinated to other creditors of the issuer and because these issuers usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as a recession, than are investment grade issuers. In some cases, the collection of principal and timely receipt of interest is dependent upon the issuer attaining improved operating results, selling assets or obtaining additional financing.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a Fund that is more diversified. See the schedule of investments for information on individual securities as well as industry diversification and credit quality ratings.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States for investment companies that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

(a)  Valuation of Investments—Except as otherwise described below, the Fund's investments are valued based on evaluated bid prices provided by an independent pricing service. Independent pricing services provide prices based primarily on quotations from dealers and brokers, market transactions, data accessed from quotations services, offering sheets obtained from dealers and various relationships among similar securities. Investments whose primary market is on an exchange are valued at the last sale price on the day of valuation. Short-term investments with original maturities of 60 days or less are stated at amortized cost, which approximates the fair value of such investments. Following procedures approved by the Board of Directors, investments for which market prices are not yet provided by an independent pricing service (primarily newly issued fixed-income corporate bonds and notes) shall be valued at the most recently quoted bid price provided by a principal market maker for the security. Other investments for which market quotations are not readily available are valued in good faith at fair value using methods approved by the Board of Directors. Fair value measurement is further discussed in section (f) of this footnote.

(b)  Foreign Currency—Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U. S. dollar amounts on the respective dates of such transactions.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2017 (Unaudited)

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transaction, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

(c)  Foreign Currency Forward Exchange Contracts—The Fund may enter into foreign currency forward exchange contracts to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed upon price on an agreed future date. The Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve market risk, credit risk or both kinds of risks, in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

(d)  Securities Transactions and Net Investment Income—Securities transactions are recorded on trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Interest income is accrued on a daily basis. Discount on short-term investments is amortized to investment income. Premiums or discounts on corporate debt securities are amortized based on the interest method for financial reporting purposes. All income on original issue discount and step interest bonds is accrued based on the effective interest method. The Fund does not amortize market premiums or discounts for tax purposes. Dividend payments received in the form of additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

(e)  Federal Income Taxes—It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders each year. Accordingly, no federal income tax provision is required.

(f)  Fair Value Measurement—The Fund applies ASC 820 "Fair Value Measurements and Disclosures". This standard establishes the definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

The three levels of the fair value hierarchy under ASC 820 are described below:

Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2017 (Unaudited)

Level 3—Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Fund's major asset and liability categories is as follows.

Debt securities (corporate, convertible & bank debt). The fair value of debt securities is provided by independent pricing services using quotations from dealers and brokers, market transactions, data from quotations services, offering sheets and various relationships between securities. While most corporate bonds are categorized in level 2 of the fair value hierarchy, there may be instances where less observable inputs necessitate a level 3 categorization.

Equity securities (preferred and common stock). Equity securities for which the primary market is on an exchange will be valued at the last sale price on the day of valuation and are categorized in level 1 of the fair value hierarchy. Other equity securities traded in inactive markets or valued by independent pricing services using methods similar to debt securities are categorized in level 2. The fair value of equity securities in which observable inputs are unavailable are categorized in level 3.

Short-term investments. Short-term investments are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely the values would be categorized in level 2 of the fair value hierarchy.

Forwards are valued at the unrealized gain or loss on the contract as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Forwards are categorized in level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2017 in valuing the Fund's investments:

	Level 1	Level 2	Level 3	Total Value
	Quoted Prices (000's)	Significant Observable Inputs (000's)	Significant Unobservable Inputs (000's)	(000's)
Investments
Debt Securities*	$—	$317,172	$237	$317,409
Preferred Stock
Energy	649	—	—	649
Health Care	723	—	—	723
Utilities	678	—	—	678
Wireless Communications	506	—	—	506
Common Stock
Building & Real Estate	368	—	—	368
Cable	894	—	—	894
Energy	901	—	—	901
Utilities	538	—	—	538
Wireless Communications	946	—	—	946
Short-Term Investments	—	4,003	—	4,003
Total Investments	$6,203	$321,175	$237	$327,615

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2017 (Unaudited)

	Level 1	Level 2	Level 3	Total Value
	Quoted Prices (000's)	Significant Observable Inputs (000's)	Significant Unobservable Inputs (000's)	(000's)
Forward Currency Exchange Contracts	$—	$(164)	$—	$(164)

*  Debt Securities — Type of debt and industries are shown on the Schedule of Investments.

The Fund owned one Level 3 security at June 30, 2017. It is identified on the Schedule of Investments with a footnote (i) and has a value of $237,000. The value was determined by the Valuation Committee of the Fund's investment advisor, T. Rowe Price, under procedures approved by the Board of Directors. The techniques used to arrive at this valuation take into account the occurrence of company specific or industry events, liquidity, broker coverage and other market factors.

The following is a reconciliation of Fund investments using Level 3 inputs for the period:

Securities
Balance, December 31, 2016	$—
Net purchases/(sales)	—
Change in unrealized appreciation (depreciation)	—
Realized gain (loss)	—
Transfers to Level 3 from Level 2	237
Balance, June 30, 2017	$237

Level 1 and Level 2 assets are evaluated on a quarterly basis for changes in listings or delistings on national exchanges.

Transfers between levels are recognized at the value at the end of the reporting period. During the six months ended June 30, 2017, the Fund recognized no transfers between Levels 1 and 2.

(2) Tax Matters and Distributions

At June 30, 2017, the total cost of securities (including temporary cash investments) for federal income tax purposes was approximately $317,928,000. Aggregate gross unrealized gain on securities in which there was an excess of value over tax cost was approximately $13,894,000. Aggregate gross unrealized loss on securities in which there was an excess of tax cost over value was approximately $4,207,000. Net unrealized gain on investments for tax purposes at June 30, 2017 was approximately $9,687,000.

At December 31, 2016, the Fund had approximate capital loss carryovers available to offset future capital gains, if any, to the extent provided by regulations:

Carryover Available	Character	Expiration Date
$26,830,000		December 31, 2017
6,668,000	Short-term	None
7,480,000	Long-term	None
$40,978,000

As a result of the passage of the Regulated Investment Company Modernization Act of 2010 (the "Act"), losses incurred in the 2015 fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before the capital losses incurred prior to the enactment of the Act. At December 31, 2016, the Fund had total capital loss carryforwards of $40,978,000.

It is the policy of the Fund to reduce future distributions of realized gains to shareholders to the extent of the unexpired capital loss carry forward.

The tax character of distributions paid to common shareholders in 2016 and 2015 of approximately $17,702,000 and $18,869,000, respectively, was from ordinary income.

As of December 31, 2016, the components of distributable earnings on a tax basis were approximately:

Undistributed Ordinary income	$585,000
Unrealized Gain Investments and Currencies	4,809,000
Capital Losses Carry Forward	(40,978,000)
$(35,584,000)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to market discount adjustments, wash sales and recognition of unrealized gain on currency forward contracts. The

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2017 (Unaudited)

Fund has recorded several reclassifications in the capital accounts to present undistributed net investment income and accumulated net realized losses on a tax basis. These reclassifications have no impact on the net asset value of the Fund. For the year ended December 31, 2016, permanent differences between book and tax accounting have been reclassified as follows:

Increase (decrease) in:

Undistributed net investment income	$655,000
Capital in excess of par value	$(2,079,000)
Accumulated net realized loss from securities transactions	$1,424,000

Distributions on common stock are declared based upon annual projections of the Fund's investment company taxable income. The Fund records all dividends and distributions payable to shareholders on the ex-dividend date and declares and distributes income dividends monthly.

The Fund is required to amortize market discounts and premiums for financial reporting purposes. This results in additional interest income in some years and decreased interest income in others for financial reporting purposes only. The Fund does not amortize market discounts or premiums for tax purposes. Therefore, the additional or decreased interest income for financial reporting purposes does not result in additional or decreased common stock dividend income.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2013-2015, or expected to be taken in the Fund's 2016 tax returns. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

(3) Investment Advisory Agreement

T. Rowe Price Associates, Inc. (T. Rowe Price), the Fund's Investment Advisor, earned approximately $563,000 in management fees during the six months ended June 30, 2017. Management fees paid by the Fund to T. Rowe Price were calculated at 0.50% on the first $50,000,000 of the Fund's average weekly net assets, 0.40% on the next $50 million and 0.30% on average weekly net assets in excess of $100 million. T. Rowe Price's fee is calculated based on assets attributable to the Fund's common stock and senior securities. At June 30, 2017, the fee payable to T. Rowe Price was approximately $94,000, which was included in accrued expenses on the accompanying statement of assets and liabilities.

(4) Bank Credit Agreement

The Fund has a credit agreement with The Bank of Nova Scotia pursuant to which the Fund may borrow up to an aggregate amount of $100,000,000. On June 30, 2017 the total amount outstanding on the loan was $91,000,000. The term of the facility has been extended to October 2017. Amounts borrowed under the credit facility bear interest at an adjustable rate based on a margin above LIBOR. The rate paid on these borrowings is approximately 2.13% and will be in effect until July 31, 2017 at which time the rate will be reset. For the six months ended June 30, 2017 the weighted average rate on the loan was approximately 1.82% and the maximum amount borrowed during the period was $91,000,000.

The Fund pays a commitment fee to The Bank of Nova Scotia at a rate of .15% per annum for any unused portion of borrowings not to exceed $100,000,000. For the six months ended June 30, 2017 the Fund paid approximately $7,000 for this commitment.

The Fund has granted to The Bank of Nova Scotia a security interest in the investments and other assets of the Fund in accordance with the Credit Agreement.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2017 (Unaudited)

(5) Purchases and Sales of Securities

Purchases and proceeds of sales or maturities of long-term securities during the six months ended June 30, 2017 were approximately:

Cost of purchases	$113,918,000
Proceeds of sales or maturities	$115,073,000

(6) Related Party Transactions

The Fund paid approximately $102,000 during the six months ended June 30, 2017 to an officer of the Fund for the provision of certain administrative services.

(7) Derivative Contracts (Currency Amounts in Thousands)

Forward Currency Exchange Contracts—As of June 30, 2017 the Fund had forward currency exchange contracts outstanding as follows:

Counterparty	Settlement Date	Receive (Deliver)		Asset	Liability	Unrealized Appreciation (Depreciation)
HSBC Bank	7/21/17	GBP	19	$25	$25	$—
Bank of America	7/21/17	GBP	327	426	417	9
HSBC Bank	7/21/17	GBP	164	214	207	7
HSBC Bank	7/21/17	GBP	(2,905)	3,718	3,785	(67)
HSBC Bank	7/21/17	GBP	(410)	532	534	(2)
JP Morgan Chase	7/21/17	GBP	(333)	430	434	(4)
Citibank	7/21/17	GBP	(93)	122	122	—
Bank of America	8/25/17	EUR	218	249	245	4
Citibank	8/25/17	EUR	566	648	637	11
HSBC Bank	8/25/17	EUR	114	130	128	2
Bank of America	8/25/17	EUR	114	130	127	3
JP Morgan Chase	8/25/17	EUR	171	195	190	5
Citibank	8/25/17	EUR	182	209	204	5
Citibank	8/25/17	EUR	(3,624)	4,096	4,150	(54)
State Street Bank	8/25/17	EUR	(3,707)	4,185	4,245	(60)
HSBC Bank	8/25/17	CHF	(354)	366	370	(4)
Canadian Imperial Bank	9/22/17	CAD	(1,059)	799	818	(19)
Net unrealized loss on open forward currency exchange contracts						$(164)

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2017 (Unaudited)

Fair Value of Derivative Instruments—The fair value of derivative instruments as of June 30, 2017 was as follows:

	Asset Derivatives June 30, 2017
	Statement of Assets and Liabilities Location	Fair Value
Forward currency contracts	Unrealized gain on currency and forward currency exchange contracts	$46
	Unrealized loss on currency and forward currency exchange contracts	(210)

The effect of derivative instruments that are included on the Statement of Operations for the six months ended June 30, 2017 was as follows:

Amount of Realized Loss on Derivatives
Realized loss on investments and currencies, net
Forward currency contracts	$(650)
Change in Unrealized Depreciation on Derivatives
Change in net unrealized depreciation on investments and other financial instruments
Forward currency contracts	$(197)

(8) Recent Accounting Pronouncement

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission ("SEC") adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

(9) Subsequent Events

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of June 30, 2017.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

Availability of Portfolio Holdings

The Fund provides a complete schedule of its portfolio holdings quarterly. The lists of holdings as of the end of the second and fourth quarters appear in the Fund's semi-annual and annual reports to shareholders, respectively. The schedules of portfolio holdings as of the end of the first and third quarters are filed with the Securities and Exchange Commission (the "SEC") on Form N-Q (the "Forms") within 60 days of the end of the first and third quarters. Shareholders can look up the Forms on the SEC's web site at www.sec.gov. The Forms may also be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's web site and their public reference room. In addition, the Forms may be reviewed on the Fund's web site at www.newamerica-hyb.com.

Compliance with CFTC Regulation of Transactions in Commodity Interests

The Fund does not currently intend to engage in transactions in commodity interests such as futures contracts, options on futures contracts, and swaps. However, the Fund may in the future enter into interest rate transactions, such as swaps, caps, collars and floors for the purpose or with the effect of hedging its portfolio and/or its payment obligations with respect to senior securities. In addition, the Fund has reserved the right, subject to the approval of the Board of Directors, to purchase and sell financial futures contracts and options on such futures contracts for the purpose of hedging its portfolio securities (or portfolio securities which it expects to acquire) against anticipated changes in prevailing interest rates. To the extent it engages in transactions in commodity interests, the Fund expects their use to be limited such that the Fund may claim the exclusion from the definition of the term "commodity pool operator" available under Regulation 4.5 of the Commodity Futures Trading Commission under the Commodity Exchange Act, and will not therefor be subject to regulation as a pool operator under the Commodity Exchange Act.

Common Stock Transactions

The Fund may purchase shares of its Common Stock in the open market when the Common Stock trades at a discount to net asset value or at other times if the Fund determines such purchases are advisable. There can be no assurance that the Fund will take such action in the event of a market discount to net asset value or that Fund purchases will reduce a discount.

The New America High Income Fund, Inc.

Directors

Robert F. Birch
Joseph L. Bower
Bernard J. Korman
Stuart A. McFarland
Marguerite A. Piret
Oleg M. Pohotsky
Ellen E. Terry

Officer

Ellen E. Terry – President, Treasurer, Secretary

Investment Advisor

T. Rowe Price Associates, Inc.
100 E. Pratt Street
Baltimore, Maryland 21202

Administrator

The New America High Income Fund, Inc.
33 Broad Street
Boston, MA 02109
(617) 263-6400

Custodian

State Street Corporation
One Lincoln Street
Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
(800) 937-5449
Web site: www.amstock.com

Listed: NYSE
Symbol: HYB
Web site: www.newamerica-hyb.com

American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

The New
America
High Income
Fund, Inc.

Semi-Annual

Report

June 30, 2017

Item 2 -	Code of Ethics - Not required in semi-annual filing.

Item 3 -	Audit Committee Financial Experts - Not required in a semi-annual filing.

Item 4 -	Principal Accountant Fees and Services - Not required in semi-annual filing.

Item 5 -	Audit Committee of Listed Registrant - Not required in semi-annual filing.

Item 6 -	Schedule of Investments - Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 -	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not required in semi-annual filing.

Item 8 -	Portfolio Managers of Closed-End Management Investment Companies - Not required in semi-annual filing.

2

Item 9 -	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not applicable.

Item 10 -	Submission of Matters to a Vote of Security Holders - Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Fund’s principal executive officer and principal financial officer concluded that the Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Fund in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Fund’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure, based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Fund’s second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)	Not Applicable.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act.

(a)(3)	Not Applicable.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The New America High Income Fund, Inc.

By:	/s/ Ellen E. Terry
Name:	Ellen E. Terry
Title:	President
Date:	August 31, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ellen E. Terry
Name:	Ellen E. Terry
Title:	President and Treasurer
Date:	August 31, 2017

4